FIRST AMENDMENT
                              TO
                   ACE HARDWARE CORPORATION
                    OFFICER INCENTIVE PLAN
                 (Adopted on August 19, 1997)

This First Amendment to the Ace Hardware Corporation Officer Incentive Plan (Plan) is hereby entered into on this ____ day of December, 1997 and is effective January 1, 1998:

                          WITNESSETH:

Whereas the Company adopted the Officer Incentive Plan on June 7, 1994; and

Whereas the Company desires to clarify certain terms and exhibits; and

Whereas the Company also desires to amend the Plan to provide for participation by certain officers and key management employees and to vary participation; and

Whereas the Plan consists of a Short-Term Incentive Plan (The ST Plan) and a Value Added Long-Term Incentive Plan (The VA Plan);

Now therefore, the Ace Hardware Corporation Officer Incentive Plan is hereby amended as follows:

1. The portion of the Plan consisting of the Value Added Long-Term Incentive Plan (the VA Plan) is also known as the Ace Hardware Corporation Long-Term Incentive Compensation Plan.

2.   That Exhibit A shall be amended to read as follows:

                           Exhibit A
                     ELIGIBLE PARTICIPANTS

                         David F. Hodnik     (the VA Plan only)
                         William A. Loftus
                         Paul M. Ingevaldson
                         Michael C. Bodzewski
                         Lori L. Bossmann
                         Ray A. Griffith          (the VA Plan only)
                         Rita D. Kahle
                         David W. League
                         David F. Myer
                         Fred J. Neer
                         Donald L. Schuman



3. That the individual targets in the Award Opportunities Section of the ST Plan Design in Article 6 are amended and determined as follows. The Matrix Chart attached hereto as Exhibit C shall apply to the team portion of the ST Plan Award Opportunity for the year 1998.

                                              ST  Plan
         Tiers and Participants          Award Opportunities

                                    1998                1999

                             Individual   Team     Individual   Team

     Tier I                      15%       20%        15%        25%
          Rita D. Kahle
          William A. Loftus

     Tier II                     15%       15%        15%        20%
          Michael C. Bodzewski
          Paul M. Ingevaldson
          David F. Myer

     Tier III                    15%       10%        15%        15%
          Lori L. Bossmann
          David W. League
          Fred J. Neer
          Donald L. Schuman

                     Example listed below:

     Individual Opportunity Formula:
          Base Salary x % Eligible (15%) x Actual % of Individual
          Incentive Earned (Accomplished) = Award Payment.

          Example:  $200 x 15% x 82% = $24,600 Award Payment

     Team Opportunity Formula:
          Base Salary x % Eligible (Depends Upon Tier Level) x Matrix Multiplier (Return on Sales/Wholesale Sales Growth) Percent Earned (See Attached Chart) = Award Payment.

          Example:  $200 x 20% x 100% = $40,000 Award Payment

     Total:  $24,600 + $40,000 = $64,600 Total Award Payment



4. That the individual targets in the Award Opportunities Section of the VA Plan Design in Article 7 are amended and determined for each individual participant as follows:

                            VA  Plan              VA Plan
     Participant    Target Award Opportunity      Vesting

     David F. Hodnik          80%               2/3-1/3 as per original Plan
     William A. Loftus        30%               2/3-1/3 as per original Plan
     Paul M. Ingevaldson      30%               2/3-1/3 as per original Plan
     Michael C. Bodzewski     30%               2/3-1/3 as per original Plan
     Rita D. Kahle            30%               2/3-1/3 as per original Plan
     David W. League          30%               2/3-1/3 as per original Plan
     David F. Myer            30%               2/3-1/3 as per original Plan
     Fred J. Neer             30%               2/3-1/3 as per original Plan
     Donald L. Schuman        30%               2/3-1/3 as per original Plan

     New participants beginning January 1, 1998

     Lori L. Bossmann         30%               2/3-1/3 as per original Plan
     Ray A. Griffith          10%               as per paragraph 6 herein

     The VA Plan is a rolling 3 year plan. New participants beginning January 1, 1998 will have prorated payment in first two years, a 33% payment at the end of 1998 and a 66% payment at the end of 1999.


5. The Permanent Sharing Ratio set forth in the Performance Measure Section of the VA Plan Design in Article 7 is changed from 3.9 percent to 4.4 percent for the year 1998.


6.   VA PLAN VESTING AND DISTRIBUTION FOR LISTED PARTICIPANTS

     A Listed Participant immediately vests in one-half of the calculated award at the end of each Performance Period. Of the vested amount, half will be paid in cash or deferred at employee's option within the first quarter of the subsequent Fiscal Year. The other half may be invested in the Pacific Mutual or deferred at employee's option
     (See Section 10 of the Original Plan).

     With regard to the remaining one-half award, it may be immediately deferred, but it becomes vested one year following the end of the Performance Period. For example the non-vested award portion applicable for the 1996-1998 VA Plan will become vested as of the end of Fiscal Year 1999.

                      Listed Participants
                        Ray A. Griffith


IN WITNESS WHEREOF, The Corporation has adopted this First Amendment to the Ace Hardware Corporation Officer Incentive Plan.



                                   Ace Hardware Corporation,
                                   A Delaware Corporation


                                   By:
                                    Chairman of The Board of Directors

                                             and


                                   By:
                                         President and CEO